As filed with the Securities and Exchange Commission on February  26, 1998


                                                        Registration No. 2-78513


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      Pre-Effective Amendment No. ____ [ ]


                       Post-Effective Amendment No. 26 [X]



                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. 23 [X]



                        DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


                     c/o Reich & Tang Asset Management L.P.
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200


                               Bernadette N. Finn
                     c/o Reich & Tang Asset Management L.P..
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)


                        Copy to:MICHAEL R. ROSELLA, Esq.
                                Battle Fowler LLP
                               75 East 55th Street
                            New York, New York 10022
                                 (212) 856-6858

 It is proposed that this filing will become effective: (check appropriate box)

          [X]  immediately  upon filing pursuant to paragraph (b)
          [ ] on (Date) pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)
          [ ] on (date) pursuant to paragraph (a) of Rule 485
          [ ] 75 days after filing pursuant to paragraph (a) (2)
          [ ] on (date) pursuant to paragraph (a) (2) of Rule 485

                        DAILY TAX FREE INCOME FUND, INC.
                       Registration Statement on Form N-1A

                             CROSS-REFERENCE SHEET -
                             Pursuant to Rule 404(c)


PART A
Item No.                                          Prospectus Heading


1. Cover Page . . . . . . . . . . . . . . .       Cover Page


2.  Synopsis  . . . . . . . . . . . . . . . .     Introduction; Table of Fees
                                                  and Expenses


3. Condensed Financial Information. . . . .       Financial Highlights


4. General Description                            General Information;
   of Registrant . . . . . . . . . . . . . .      Investment Objectives,
                                                  Policies and Risks

5. Management of the Fund . . . . . . . . .       Management of the Fund;
                                                  Custodian and Transfer Agent;
                                                  Distribution and Service Plan

5a. Management Discussion of
    Fund Performance . . .  . . . . . . . . .     Not Applicable



6. Capital Stock and Other Securities . . .       Description of Common Stock;
                                                  How to Purchase and Redeem
                                                  Shares; General Information;
                                                  Dividends and Distributions;
                                                  Federal Income Taxes


7. Purchase of Securities  Being Offered . .      How to Purchase and Redeem
                                                  Shares; Net Asset Value;
                                                  Distribution and Service Plan

8. Redemption or Repurchase . . . . . . . .       How to Purchase and Redeem
                                                  Shares


9. Legal Proceedings . . . . . . . . . . .        Not Applicable

                        DAILY TAX FREE INCOME FUND, INC.
                       Registration Statement on Form N-1A

                             CROSS-REFERENCE SHEET -
                             Pursuant to Rule 404(c)

PART B                                               Caption in Statement of
Item No.                                             Additional Information


1O.      Cover Page . . . . . . . . . . . . . . .    Cover Page

11.      Table of Contents. . . . . . . . . . . .    Contents

12.      General Information and History. . . . .    Management of the Fund

13.      Investment Objectives and Policies . . .    Investment Objectives,
                                                     Policies and Risks

14.      Management of the Fund . . . . . . . . .    Management of the Fund

15.      Control Persons and Principal
         Holders of Securities . . . . . . . . .     Management of the Fund

16.      Investment Advisory
         and Other Services. . . . . . . . . . .     Management of the Fund;
                                                     Distribution and Service
                                                     Plan; Custodian and
                                                     Transfer Agent; Expense
                                                     Limitation; Investment
                                                     Sub-Advisor

17.      Brokerage Allocation . . . . . . . . . .    Investment Objectives,
                                                     Policies and Risks

18.      Capital Stock and Other Securities . . .    Description of Common Stock

19.      Purchase, Redemption and Pricing            How to Purchase and Redeem
         of Securities Being Offered. . . . . . .    Shares; Net Asset Value

20.      Tax Status . . . . . . . . . . . . . . .    Federal Income Taxes

21.      Underwriters . . . . . . . . . . . . . .    Not Applicable

22.      Calculation of Yield Quotations of
         Money Market Funds . . . . . . . . . . .    Yield Quotations


23.      Financial Statements . . . . . . . . . .    Independent Auditor's
                                                     Report; Statement of Net
                                                     Assets (audited), dated
                                                     October 31, 1997; Statement
                                                     of Operations (audited),
                                                     dated October 31, 1997;
                                                     Statement of Changes in
                                                     Net Assets (audited),as of
                                                     October 31, 1997.

DAILY TAX FREE                                                  600 FIFTH AVENUE
INCOME FUND, INC.                                           NEW YORK, N.Y. 10020
                                                                  (212) 830-5220

PROSPECTUS
March  2, 1998


Daily Tax Free Income Fund, Inc. (the "Fund") is a diversified, short-term, tax-exempt money market fund that seeks to provide its investors with high current interest income exempt from regular Federal income taxes, preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objectives by investing primarily in a liquid money market portfolio of short-term, high quality, tax-exempt fixed rate and variable rate obligations issued by state and municipal governments and by public authorities, and in participation interests therein issued by banks, insurance companies or other financial institutions. There can be no assurance that the Fund's objectives will be achieved. The Fund offers two classes of shares to the general public. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or the Distributor. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated the same date as this Prospectus containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Fund at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.

Reich & Tang Asset Management L.P. is a registered investment adviser and acts as investment manager of the Fund; Reich & Tang Distributors, Inc. acts as distributor of the Fund's shares and is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.


An investment in the Fund is neither insured nor guaranteed by the United States Government. The Fund intends to maintain a stable net asset value of $1.00 per share although there can be no assurance that this value will be maintained.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

This Prospectus should be read and retained by investors for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


The following financial highlights of Daily Tax Free Income Fund, Inc. have been examined by McGladrey & Pullen LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

                                                                         Year Ended October 31,
                                                ----------------------------------------------------------------
                                              1997     1996     1995     1994    1993     1992     1991      1990     1989      1988
Class A                                       ----     ----     ----     ----    ----     ----     ----      ----     ----      ----
-------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year....... $1.00    $1.00    $1.00    $1.00     $1.00     $1.00    $1.00    $1.00    $1.00     $1.00
                                          -----    -----    -----    -----     -----     -----    ------   ------   -----     -----
Income from investment operations:
   Net investment income................. 0.031    0.031    0.034    0.023     0.022     0.029    0.045     0.054     0.059    0.046
Less distributions:
   Dividends from net investment
       income............................(0.031)  (0.031)   (0.034)  (0.023)  (0.022)   (0.029)   (0.045)   (0.054)  (0.059) (0.046)
                                          -----    -----     -----   -----     -----    -----     ------    ------    -----    -----
Net asset value, end of year............. $1.00    $1.00    $1.00    $1.00     $1.00     $1.00     $1.00    $1.00     $1.00    $1.00
                                          =====    =====    =====    =====     =====     =====    ======   ========  =======  ======
Total Return............................. 3.08%    3.09%    3.46%    2.35%     2.24%     2.98%     4.64%    5.57%     6.04%    4.74%
Ratios/Supplemental Data
Net assets, end of year (000)...........$389,897 $448,647 $458,942 $541,106  $606,497  $666,484  $678,486 $703,529 $861,265 $781,468
Ratios to average net assets:
   Expenses.............................. 0.91%+   0.90%+    0.89%+  0.88%    0.90%     0.82%     0.79%     0.79%     0.76%    0.77%
   Net investment income................. 3.03%    3.05%     3.41%   2.31%    2.22%     2.94%     4.53%     5.44%     5.87%    4.64%
   Expenses paid indirectly.............. 0.00%    0.01%     0.01%   -        -         -         -         -         -        -
                                                                           Year Ended October 31,
                                                     ----------------------------------------------------------------
                                                       1997          1996          1995          1994          1993
Class B(a)                                           --------      --------      --------      --------      --------
-------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period........         $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                     --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income....................            0.033         0.033         0.037         0.026         0.023
Less distributions:
   Dividends from net investment
       income...............................         (  0.033)     (  0.033)     (  0.037)     (  0.026)     (  0.023)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period..............         $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                     ========      ========      ========      ========      ========
Total Return................................            3.34%         3.35%         3.71%         2.60%         2.49%*
Ratios/Supplemental Data
Net assets, end of period (000).............         $173,339      $160,986      $166,700      $142,006      $137,248
Ratios to average net assets:
   Expenses.................................            0.66%+        0.66%+        0.64%+        0.63%         0.65%*
   Net investment income....................            3.29%         3.30%         3.66%         2.56%         2.45%*
   Expenses paid indirectly.................            0.00%         0.01%         0.01%         -             -
*   Annualized
+   Includes expenses paid indirectly
(a) Commencement of sales November 23, 1992.



                           TABLE OF FEES AND EXPENSES

Annual Fund Operating Expenses
(as a percentage of average net assets)

                                                    Class A                          Class B


Management Fees                                      0.325%                          0.325%
12b-1 Fees                                           0.250%                          0.000%
Other Expenses                                       0.335%                          0.335%
   Administration Fees                    0.210%                          0.210%
                                                    --------                         --------
Total Fund Operating Expenses                        0.910%                          0.660%


Example                                     1 year           3 years           5 years         10 years
-------                                     ------           -------           -------         --------

You would pay the following on a $1,000 investment, assuming 5% annual return
(cumulative through the end of each year):

                          Class A              $9                $29             $50             $112
                          Class B              $7                $21             $37             $82

The purpose of the above fee table is to assist an investor in understanding the various costs and expenses an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The figures reflected in this example should not be considered as a representation of past or future expenses.
Actual expenses may be greater or less than those shown above.


INTRODUCTION


Daily Tax Free Income Fund, Inc. (the "Fund") is a diversified, open-end management investment company that seeks to provide its investors with high current interest income exempt from regular Federal income taxes, preservation of capital and liquidity. The Fund seeks to achieve its objectives by investing principally in short-term, high quality tax-exempt fixed rate and variable rate obligations issued by state or municipal governments and by public authorities and in Participation Certificates therein purchased from banks and other financial institutions. The Fund's portfolio will be concentrated in municipal obligations, including municipal notes and industrial revenue bonds. The Fund's investments may also include when-issued securities. Although the Fund does not intend to do so, it reserves the right to invest up to 20% of the value of its total assets in taxable obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that the Fund can maintain a net asset value of $1.00 per share. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares.

The Fund's investment manager is Reich & Tang Asset Management L.P. and the investment sub-adviser is Thornburg Management Co., Inc. (See "Management of the Fund".) The Fund's shares are distributed through Reich & Tang Distributors, Inc. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares) pursuant to the Fund's plan adopted under Rule 12b-1 of the Investment

Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan".)


On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, initiate purchases and redemptions of shares of the Fund's common stock at their net asset value, which will be determined daily. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day. The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the same class of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)


INVESTMENT OBJECTIVES,
POLICIES AND RISKS


The Fund is a diversified, open-end management investment company whose investment objectives are to provide its investors with high current interest income exempt from regular Federal income taxes, preservation of capital and liquidity. There can be, of course, no assurance that the Fund will achieve its investment objectives.

The Fund's assets will be invested primarily in short-term, high quality tax-exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in Participation Certificates in such obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates").
Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law exempts such interest from regular Federal income tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that the Fund can maintain a net asset value of $1.00 per share. The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to Federal, state and local income tax. The Fund will invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations. In view of this "concentration" in bank Participation Certificates in Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information. The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); ; (ii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in rule 2a-7 of the 1940 Act) and which have received a rating from an NRSRO or such guarantor has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee (unless, the guarantor, directly or indirectly, controls, is controlled by or is under common control with the issuer or the security subject to the Guarantee); and the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee and(iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. In addition, Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and maybe purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) it has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, Guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of bonds and notes, or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "SP-1/AA" by S&P or "VMIG-1" by Moody's. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced such that the investment is no longer a First Tier Security or is rated below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions. The term First Tier Security means any Eligible Security that: (i) is a rated security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that is, as determined by the fund's board of directors, to be of comparable quality; (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a government security.

In addition, in the event that a security (1) is in default, (2) ceases to be an Eligible Security, or (3) is determined to no longer present minimal credit risks or, if an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interest of the Fund. In the event that a security is disposed of, such disposition shall occur as soon as practicable, consistent with achieving an orderly sale, exercise of any Demand Feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


All investments by the Fund will mature or will be deemed to mature in 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less.

For purposes of determining whether a variable rate demand instrument held by the Fund matures in 397 days or less from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.


MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Reich & Tang Asset Management L.P. (the "Manager") to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.


The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. As of January 31, 1998, the Manager was investment manager, advisor or supervisor with respect to assets aggregating in excess of $11 billion. The Manager acts as manager or administrator of fifteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and its the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.


The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to April 30, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the new Investment Management Contract.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee equal to .325 of 1% per annum of the Fund's average daily net assets not in excess of $750 million, plus .30% of such assets in excess of $750 million for managing the Fund's investment portfolio and performing related services.


Pursuant to an Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to: (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. Any portion of the total fess received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)

In addition, Reich & Tang Distributors, Inc., the Distributor receives a servicing fee equal to .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both classes of the Fund, will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day.

Thornburg Management Co., Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 (the "Sub-Adviser"), was formed as an investment adviser in 1982 and provides investment advisory assistance and portfolio management advice to the Manager. The Sub-Adviser is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of the Sub-Adviser's fee. Thornburg Management Co., Inc. is also the investment adviser to two registered open-end investment companies with assets in excess of $1.9 billion.


DESCRIPTION OF COMMON STOCK


The Fund was incorporated in Maryland on July 22, 1982. The authorized capital stock of the Fund consists of twenty billion shares of common stock having a par value of one-tenth of one cent ($.001) per share. Except as noted below, each share when issued has equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders.


The Fund is subdivided into two classes of stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of an Exchange Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its Articles of Incorporation the Fund has the right to redeem, for cash, shares of common stock owned by any shareholder to the extent that, and at such times as, the Fund's Board of Directors determines to be necessary or appropriate to prevent any concentration of share ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of

Directors. The Fund's By-Laws provide that the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than within 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

HOW TO PURCHASE AND REDEEM SHARES

Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee for the performance of these services. An investor who purchases shares through a Participating Organization that receives payment from the Manager or the Distributor will become a Class A shareholder. (See "Investment Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their
Participating Organizations, may invest in the Fund directly as Class B shareholders of the Fund and not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor or the Manager because they may not be legally permitted to receive such as fiduciaries. The Manager pays the expenses incurred in the distribution of Class B shares. Participating Organizations whose clients become Class B shareholders will not receive compensation from the Manager or Distributor for the servicing they may provide to their clients. (See "Direct Purchase and Redemption Procedures" herein.) With respect to both Classes of shares, the minimum initial investment in the Fund by Participating Organizations is $1,000 which may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of customers whose initial investments are less than $1,000. The minimum initial investment for securities brokers, financial institutions and other industry professionals that are not Participating Organizations is $1,000. The minimum initial investment for all other investors is $5,000. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

The Fund sells and redeems its shares on a continuing basis at net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent which accepts orders for purchases and redemptions from Participating Organizations and from investors directly.

In order to maximize earnings on its Portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment is converted into Federal Funds.

Shares will be purchased as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's order at the net asset value per share next determined after receipt of the order. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 12 noon, New York City time, on any Fund Business Day, as defined herein, on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day on which shares are issued to an investor.


There is no redemption charge, no minimum period of investment, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid in cash. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of redemption are paid to the shareholder in addition to the proceeds of the redemption.

The right of redemption may not be suspended, or the date of payment upon redemption postponed, for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


Redemption requests received by the Fund's transfer agent before 12 noon, New York City time, on any Fund Business Day become effective at the net asset value per share determined at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 12 noon, New York City time, will result in a share redemption on the following Fund Business Day.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to at least the minimum amount and thereby avoid such mandatory redemption.

The redemption of shares may result in the investor's receipt of more or less than is paid for the shares and, thus, in a taxable gain or loss to the investor.

Investment Through
Participating Organizations

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Manager with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 P.M., New York City time, on that day. Orders for which Federal Funds are received after 4:00 P.M., New York City time, will not result in share issuance until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Direct Purchase and Redemption Procedures

The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly and not through Participating Organizations. These investors may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

  Within New York State                212-830-5220
  Outside New York State (toll free)   800-221-3079

All shareholders, other than certain Participant Investors, will receive from the Fund individual confirmations of each purchase and redemption of Fund shares and a monthly statement listing the total number of Fund shares owned as of the statement closing date, purchases and redemptions of Fund shares during the month covered by the statement and the dividends paid on Fund shares of each shareholder during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Certificates for Fund shares will not be issued to an investor.

Initial Purchases of Shares

Mail

Investors may send a check made payable to "Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:

    Daily Tax Free Income Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number by telephoning the Fund at either 212-830-5220 (within New York State) or at 800-221-3079
(outside New York State) and then instruct a member commercial bank to wire money immediately to:

    Investors Fiduciary Trust Company
    Reich & Tang Funds
    ABA #101003621
    DDA #890752-953-8
    For Daily Tax Free Income Fund, Inc.
    Account of (Investor's Name)
    Fund Account #
    SS #/Tax I.D. #

The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

Deliver a check made payable to "Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:

    Reich & Tang Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege


You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, a Voided Copy of your money market check or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.


Subsequent Purchases of Shares

Subsequent purchases can be made by personal delivery or by bank wire, as indicated above or by mailing a check to:

    Daily Tax Free Income Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption requests will not be effected, unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member organization of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund, accompanied by any certificate that may have been previously issued to the shareholder, addressed to:

    Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue  - 8th Floor
    New York, New York 10020


All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.


Checks

By making the appropriate election on their subscription order form, shareholders who are United States residents may request a supply of checks which may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks will be issued in the shareholder's name and the shareholder will receive a separate supply of checks for each Class of shares for which checks are requested. Checks are drawn on a special account maintained by the Fund with the agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check which could take up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. The Fund's agent bank will not honor checks which are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Investors wishing to avail themselves of this method of redemption should elect it on their subscription order form. Individuals and joint tenants are not required to furnish any supporting documentation. Corporations and other entities making this election, however, are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's transfer agent's normal practices. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York State at 800-221-3079 and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


Portfolio Transfers and Exchange Privilege

As separate portfolios of the Fund are established, subject to a $100 minimum, shareholders will be able to transfer all or a portion of a Class of shares from one open portfolio account to another at any time by written instruction to the Fund's transfer agent or, for a shareholder who has elected that option, by telephone. Any transfer into a portfolio in which the shareholder does not have an open account must satisfy that portfolio's initial investment minimum. Shareholders will have separate accounts with the Fund for each portfolio in which they invest.


Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for the same Class of shares of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular Fund, the shareholder of the Fund is entitled to exchange his or her shares for the shares available in that Fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser, manager or administrator.


There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.


The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between the same Class of shares of investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made.


An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

    Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Specified Amount Automatic Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly basis in an amount approved and confirmed by the Manager. The monthly withdrawal payments of the specified amount are generally made on the 23rd day of each month. Whenever such 23rd day of a month is not a business day, the payment date is the business day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realizable capital gains.

DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).


Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives with respect only to the Class A shares a service fee equal to .25% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Rule 12b-1 fee.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Manager and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii)
preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating

Organizations  for providing  assistance in distributing the Fund's shares;  and
(iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

For the fiscal year ended October 31, 1997, the total amount spent pursuant to the Plan for Class A shares was .49 % of the average daily net assets of the Fund. Of such amount .25% was paid directly by the Fund and .24% was paid by the Manager (which may be deemed an indirect payment by the Fund).


FEDERAL INCOME TAXES


The Fund has elected to qualify  under the  Internal  Revenue  Code of 1986,  as amended (the "Code"), as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including "exempt interest dividends" paid by the Fund, is to be added to adjusted gross income, for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Further, corporations will be required to include as an item of tax preference for purposes of the alternative minimum tax 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this tax preference item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.


In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their own tax advisors about the status of distributions from the Fund in their own states and localities.

GENERAL INFORMATION


The Fund was incorporated under the laws of the State of Maryland on July 22, 1982 and it is registered with the SEC as a diversified, open-end investment company.


The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the SEC, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.


NET ASSET VALUE

The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except national business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share of each Class although there can be no assurance that this will be achieved.

CUSTODIAN AND TRANSFER AGENT


Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City. Missouri 64105 is the custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York is the transfer agent and dividend agent for the shares of the Fund. The transfer agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                   TABLE OF CONTENTS

Financial Highlights.............................

Table of Fees and Expenses.......................
Introduction.....................................               DAILY
Investment Objectives,                                          TAX FREE
 Policies and Risks.............................                INCOME
Management of the Fund...........................               FUND, INC.
Description of Common Stock......................
Dividends and Distributions......................
How to Purchase and Redeem Shares................               PROSPECTUS
 Investment Through                                             March 2, 1998
  Participating Organizations..................
 Direct Purchase and
  Redemption Procedures ......................
 Initial Purchases of Shares....................
 Electronic Funds Transfers (EFT),
  Pre-authorized Credit and Direct
  Deposit Privilege...........................
 Subsequent Purchases of Shares.................
 Redemption of Shares...........................
 Portfolio Transfers & Exchange Privilege.......
 Specified Amount Automatic
  Withdrawal Plan.............................
Distribution and Service Plan....................
Federal Income Taxes.............................
General Information .............................
Net Asset Value..................................
Custodian and Transfer Agent.....................

DAILY TAX FREE                              600 Fifth Avenue, New York, NY 10020
INCOME FUND, INC.                                                 (212) 830-5200

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 2, 1998


This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus of Daily Tax Free Income Fund, Inc. (the "Fund") dated March 2, 1998 and should be read in conjunction with the Prospectus. The Fund's Prospectus may be obtained, without charge, from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.


                                Table of Contents
-----------------------------------------------------------------------------------------------
Investment Objectives,
  Policies and Risks...............................    Manager.................................
Description of Municipal Obligations................     Expense Limitation....................
  Variable Rate Demand Instruments..................   Investment Sub-Adviser..................
     and Participation Certificates.................   Management of the Fund..................
  When-Issued Securities............................     Compensation Table....................
  Stand-by Commitments..............................     Counsel and Auditors..................
Taxable Securities..................................   Distribution and Service Plan...........
  Repurchase Agreements.............................   Description of Common Stock.............
Investment Restrictions.............................   Federal Income Taxes....................
Portfolio Transactions..............................   Custodian and Transfer Agent............
How to Purchase and Redeem Shares...................   Description of Ratings..................
Net Asset Value.....................................   Independent Auditor's Report............
Yield Quotations....................................   Financial Statements....................
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS


As stated in the Prospectus, the Fund is a diversified, open-end investment company whose investment objectives are to provide its investors with high current interest income exempt from regular Federal income taxes, preservation of capital and liquidity. There can be, of course, no assurance that the Fund will achieve its investment objectives. The following discussion expands upon the description of the Fund's investment objectives, policies and risks in the Prospectus.

The Fund's assets will be invested primarily in short-term high quality, tax-exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in Participation Certificates in such obligations purchased from banks, insurance companies or other financial institutions. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law exempts such interest from regular Federal income tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share of each Class. The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to Federal, state and local income tax. The Fund expects to invest more than 25% of its assets in Participation Certificates issued by banks in industrial revenue bonds and other Municipal Obligations. In view of this "concentration" in bank Participation Certificates in Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); (ii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in rule 2a-7 of the 1940 Act)and which have received a rating from an NRSRO or such guarantor has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee (unless, the guarantor, directly or indirectly, controls, is controlled by or is under common control with the issuer or the security subject to the Guarantee); and the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. In addition, Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and maybe purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) it has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, Guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates (see "Variable Rate Demand Instruments and Participation Certificates" herein). While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-

1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating rate demand notes is "SP-1/AA" by S&P or "VMIG-1" by Moody's . Such instruments may produce a lower yield than would be available from less highly rated instruments.


All investments by the Fund will mature or will be deemed to mature in 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. For purposes of determining whether a variable rate demand instrument held by the Fund matures in 397 days or less from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.


DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates":

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Internal Revenue Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, Guarantees, insurance or other credit facilities that meet the definition of Eligible Securities at the time of acquisition as stated herein and provide a Demand Feature which may be exercised by the Fund at any time to provide liquidity. In accordance with investment restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

     In view of the "concentration" of the Fund in IRBs and participation interests therein secured by letters of credit or Guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.


4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.


5. Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act").


Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced such that the investment is no longer a First Tier Security or is rated below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interests of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (1) is in default, (2) ceases to be an Eligible Security or (3) there is a determination that it no longer presents minimal credit risks, an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interests of the Fund. In the event that the Municipal Obligation is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any Demand Feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation. Certain Municipal Obligations issued by instrumentalities of the United States government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other Guarantee, on the full faith and credit of the United States government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.


Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a Guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days' notice and may be exercised either at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may only purchase variable rate demand instruments which are Eligible Securities. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the Demand Feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution and, where applicable, draw on the letter of credit, Guarantee or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime

--------------------------------------------------------------------------------
*The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate is a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will bean expense of the Fund subject to the expense limitation of 11/2% of the Fund's average annual net assets. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).

In view of the "concentration" of the Fund in bank Participation Certificates in Municipal Obligations, secured by bank letters of credit or Guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

The recent period has seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The Fund will not purchase Participation Certificates in fixed rate Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. The fixed rate of interest on Municipal Obligations purchased by the Fund will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.


For purposes of determining whether a variable rate demand instrument held by the Fund matures in 397 days or less from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security, it will be sold in the market or through exercise of the repurchase Demand Feature to the issuer.

When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.


Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.


Stand-by Commitments

When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment was acquired.

The Fund would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a high quality rating, only where the issuer of the stand-by commitment has received a high quality rating from an unaffiliated nationally recognized rating organization or, if not rated, presents a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments would not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below, the interest income on which is subject to Federal, state and local income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the

Fund exceed 10% of the Fund's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. (As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the outstanding shares of the Fund.) The Fund may not:

1. Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" or any other form of Federal tax-exempt investment which meets the Fund's quality criteria, as determined by the Board.

2. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks".

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.


7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks".

9. Invest more than 5% of the value of its total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States government, its agencies or instrumentalities.


10. Invest more than 5% of its assets in the obligations of any one issuer except for United States government and government agency securities and securities backed by the United States government, or its agencies or instrumentalities, which may be purchased without limitation, and except to the extent that investment restriction 12 permits a single bank or financial institutions to issue Guarantees covering a greater amount of the total assets of the Fund.


11. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.


12. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its net assets in industrial revenue bonds and in participation interests therein issued by banks and that there shall be no limitation on the purchase of those tax-exempt municipal obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, and if such a guarantee or letter of credit would be considered a separate security then such security would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any security subject to a Demand Feature or Guarantee, with respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution However, if the Guarantee or Demand Feature is exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution.


13. Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, or except as they may be acquired as part of a merger, consolidation or acquisition of assets.

14. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


PORTFOLIO TRANSACTIONS


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a Demand Feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, Guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.

NET ASSET VALUE


The Fund does not determine net asset value per share of each Class on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities (see "Investment Objectives, Policies and Risks" herein).


YIELD QUOTATIONS


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period [expected to always be $1.00]) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return +
1) 365/7 - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent yield. The tax equivalent yield for each Class is computed based upon a 30 day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund's Class A shares' yield for the seven-day period ended October 31, 1997 was 3.10% which is equivalent to an effective yield of 3.15%. The Funds Class B shares' yield for the seven-day period ended October 31, 1997 was 3.35% which is equivalent to an effective yield of 3.41%.


Since dividends on Fund shares are declared daily and the interest portion paid monthly, the Fund will also make available to investors yield quotations showing the effect of monthly compounding of interest dividend payments.

MANAGER


The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020 (the "Manager"). As of January 31, 1997, the Manager was investment manager, adviser or supervisor with respect to assets aggregating in excess of $9.5 billion. In addition to the Fund, the Manager's advisory clients include, among others, Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at November 30, 1997, investment manager, adviser, or supervisor with respect to asset aggregating in excess of $11.1 billion. In addition to the Fund, the Manager acts as investment manager and administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and its the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.


The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to April 30, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


The new Investment Management Contract was approved by a majority of the shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the new Investment Management Contract.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Pursuant to the Investment Management Contract, for the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 the Manager received investment management fees aggregating $2,124,937, $2,102,979 and $1,916,931 respectively.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .325% per annum of the Fund's average daily net assets not in excess of $750 million, plus .30% of such assets in excess of $750 million. The fees are accrued daily and paid monthly.


Pursuant to the Administrative Services Contract with the Fund, the Manager performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. Pursuant to the Administrative Services Contract, for the fiscal years ended October 31, 1995, 1996 and 1997, the Manager received administrative fees in the amount of $1,307,653, $1,353,623 and $1,238,632, respectively.


For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative services fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein). Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Expense Limitation


The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the general partner of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts and the fees payable to the Manager under the Investment Management Contract and the Administrative Services Contract and the Distributor under the Shareholder Servicing Agreement. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Investment Sub-Adviser


Thornburg Management Co., Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 (the "Sub-Adviser"), provides investment advisory assistance and portfolio management advice to the Manager. The Sub-Adviser is also the investment adviser to Limited Term Municipal Fund, Inc., a registered open-end, tax-exempt management investment company comprised of a National Portfolio and a California Portfolio. The Company is also adviser to Thornburg Investment Trust, a registered open-end management investment company with seven series of shares outstanding. The Sub-Adviser is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of the Sub-Adviser's fee.


MANAGEMENT OF THE FUND

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. The address of each such person, unless otherwise indicated, is 600 Fifth Avenue, New York, New York 10020. Mr.. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.


Steven W. Duff 44 - President and a Director of the Fund, has been President of the Mutual Funds division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank with which he was associated from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc. President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund and President of Cortland Trust, Inc.

Dr. W. Giles Mellon 66 - Director of the Fund, has been Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University with which he has been associated since

1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Robert Straniere 56 - Director of the Fund, has been a member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Life Cycle Mutual Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Dr. Yung Wong 59 - Director of the Fund, was Director of Shaw Investment Management (U.K.) Limited from October 1994 to October 1995, and formerly was a General Partner of Abacus Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc.,
Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. and a Trustee of Eclipse Financial Asset Trust, Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Molly Flewharty 47 - Vice President of the Fund, has been Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Lesley M. Jones 49 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Dana E. Messina 41 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds division of the Manager since January 1995, and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Dawn Fischer 51 - Vice President of the Fund, is a Managing Director of Thornburg Management Co., Inc. with which she has been associated since August 1982. Her address is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Ms. Fischer is also Secretary and Assistant Treasurer of Thornburg Investment Trust and Secretary of Limited Term Municipal Fund, Inc.

Bernadette N. Finn 50 - Secretary of the Fund, has been Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Institutional Daily Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.

Richard De Sanctis 41 - Treasurer of the Fund, has been Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993, Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., ,Tax Exempt Proceeds Fund, Inc., and Virginia Daily Municipal Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.

The Fund paid an aggregate remuneration of $27,000 to its directors with respect to the period ended October 31, 1997, all of which consisted of aggregate directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein). See Compensation Table.



                               COMPENSATION TABLE

              (1)                    (2)                    (3)                      (4)                      (5)

                                  Aggregate        Pension or Retirement                              Total Compensation
        Name of Person,       Compensation from     Benefits Accrued as       Estimated Annual        from Fund and Fund
            Position        Registrant for Fiscal  Part of Fund Expenses  Benefits upon Retirement      Complex Paid to
                                     Year                                                                 Directors*


     W. Giles Mellon,               $9,000                   0                        0
     Director                                                                                         $51,625 (13 Funds)

     Robert Straniere,              $9,000                   0                        0
     Director                                                                                         $51,625 (13 Funds)

     Yung Wong,                     $9,000                   0                        0
     Director                                                                                         $51,625 (13 Funds)


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending October 31, 1997 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending
October 31, 1997). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.


Counsel and Auditors

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.

DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Manager have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with Reich & Tang Distributors, Inc. (the "Distributor") as distributor of the Fund's shares.

Under the Plan, the Fund and the Distributor have entered into a Shareholder Servicing Agreement with respect to the Class A shares only. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund a fee equal to .25% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund.


Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Manager and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended October 31, 1997, the Fund paid shareholder servicing and administration fees of $1,057,762 to the Distributor. During this same period the Manager and Distributor made payments under the plan to or on behalf of Participating Organizations of $1,950,478. The excess of such payments over the total payments the Manager received from the Fund represents distribution expenses funded by the Manager from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $76,989 was utilized for compensation to sales personnel, $14,313 on Prospectus printing and $10,488 on Miscellaneous expenses. For the Fund's fiscal year ended October 31, 1996, the Fund paid shareholder servicing and administration fees of $1,150,449 to the Distributor. During this same period the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $2,106,628. The excess of such payments over the total payments the Manager received from the Fund represents distribution expenses funded by the Manager from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $87,705 was utilized for compensation to sales personnel, $8,764 on Prospectus printing and $32,851 on Miscellaneous expenses. For the Fund's fiscal year ended October 31, 1995, the Fund paid shareholder servicing and administration fees of $1,254,570 the Distributor. During this same period the Manager and Distributor made payments under the plan to or on behalf of Participating Organizations of $2,169,960. The excess of such payments over the total payments the Manager received from the Fund represents distribution expenses funded by the Manager from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $181,942 was utilized for compensation to sales personnel, $16,389 on Prospectus printing and $48,730 on Miscellaneous expenses.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Class A shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan was approved by a majority of the shareholders on August 18, 1992. The continuance of the Plan was most recently approved by the Board of Directors on April 4, 1997 and shall continue in effect until April 30, 1998. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A shareholders.


DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated on July 22, 1982 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of stock, Class A and Class
B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of an Exchange Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


On January 31, 1998 there were 414,218,457 shares of Class A common stock outstanding and 195,331,139 shares of Class B common stock outstanding. As of January 31, 1998, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of January 31, 1998:



CLASS A
                                                     % of                       Nature of
Name and Address                                     Class                      Ownership

Reich & Tang Services, Inc.                          75.94%                       Record
agent for various beneficial owners
600 Fifth Avenue
New York, NY 10020-2302


CLASS B

Reich & Tang Service, Inc.                           54.13%                       Record
agent for various beneficial owners
600 Fifth Avenue
New York, NY 10020-2302

Neuberger & Berman                                   14.71%                       Record
as agent for customer
Attn-Steve Gallaro
11 Broadway-Operations Control Dept.
New York, NY 10004-1303

John H. Erdman Jr. &                                 5.23%                        Record
Phoebe L. Erdman
9 Pheasant Lane
Greenwich, CT 06830-3817


Under its amended Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


FEDERAL INCOME TAXES

The Fund elected to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company" that distributes "exempt-interest" dividends. The Fund intends to continue to qualify for regulated investment company status, so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than any short or long-term capital gains distributions) paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders receiving dividends during such year.


Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. The amount of such interest received must be disclosed on the shareholders' Federal income tax returns.
Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Fund's assets that are attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earning and profits from Subchapter C years are subject to a tax on excess "passive investment income" which includes tax-exempt interest. A shareholder is advised to consult its tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a

"substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds", if any, held by the Fund.

Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss, regardless of the shareholder's actual holding period in such Fund shares, to the extent of such net capital gain distribution. Distributions of net capital gains will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains and dividends are taxable at a maximum rate of 28% to non-corporate shareholders if the Fund's holding period is more than 12 months and 20% if the Fund's holding period is more than 18 months. Corresponding maximum rate and holding period rules apply with respect to capital gains distributed by the Fund without regard to the length of time shares have been held by the holder.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Fund will be taxed on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. The Fund is required to withhold 31% of taxable interest or dividend payments if a shareholder fails to provide the Fund with a current taxpayer identification number. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a non-deductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as interest on the underlying Municipal Obligation. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund. P.L. 99-514 expands the application of this rule as it applies to financial institutions, effective with respect to Fund shares acquired after December 31, 1986. The Clinton Administration's Revenue Proposals for fiscal years 1999 would extend this provision to all financial intermediaries effective for taxable years beginning after the date of enactment with respect to obligations acquired on or after the date of first committee action.


From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The exemption for Federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Portfolio which may differ from the Federal income tax consequences described above.

CUSTODIAN AND TRANSFER AGENT


Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105 is custodian for its cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, is transfer agent and dividend disbursing agent for the shares of the Fund. The transfer agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

DESCRIPTION OF RATINGS*

Description of Moody's  Investors  Service,  Incr.'s Two Highest  Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of prospective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Incr.'s Two Highest Ratings of State and Municipal Notes and Other Short-term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broadband access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Two Highest Commercial Paper Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors  Service,  Incr.'s Two Highest Commercial Paper
Ratings:

--------------------------------------------------------------------------------
*      As described by the rating agencies.

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

--------------------------------------------------------------------------------

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE


--------------------------------------------------------------------------------

                   1. If Your Taxable Income Bracket Is
---------- ----------- ----------- ------------- ------------- -------------- --------------- -------------- ---------------

Corporate          0-     50,001-       75,001-      100,001-       335,001-     10,000,001-    15,000,001-     18,333,334-
Return         50,000     75,000       100,000       335,000     10,000,000      15,000,000     18,333,333       and over
----------------------------------------------------------------------------------------------------------------------------

                   2. Then Your Combined Income Tax Bracket Is
----------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate     15.00%        25.00%       34.00%        39.00%        34.00%         35.00%         38.00%         35.00%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
State
Tax Rate      0.00%        0.00%         0.00%        0.00%         0.00%          0.00%           0.00%          0.00%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
Combined
Marginal     15.00%        25.00%       34.00%        39.00%        34.00%         35.00%         38.00%         35.00%
Tax Rate
----------------------------------------------------------------------------------------------------------------------------

                           3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
----------------------------------------------------------------------------------------------------------------------------
Tax
Exempt
Yield
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  2.00%       2.35%        2.67%         3.03%        3.28%         3.03%          3.08%           3.23%          3.08%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  2.50%       2.94%        3.33%         3.79%        4.10%         3.79%          3.85%           4.03%          3.85%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  3.00%       3.53%        4.00%         4.55%        4.92%         4.55%          4.62%           4.84%          4.62%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  3.50%       4.12%        4.67%         5.30%        5.74%         5.30%          5.38%           5.65%          5.38%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  4.00%       4.71%        5.33%         6.06%        6.56%         6.06%          6.15%           6.45%          6.15%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  4.50%       5.29%        6.00%         6.82%        7.38%         6.82%          6.92%           7.26%          6.92%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  5.00%       5.88%        6.67%         7.58%        8.20%         7.58%          7.69%           8.06%          7.69%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  5.50%       6.47%        7.33%         8.33%        9.02%         8.33%          8.46%           8.87%          8.46%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  6.00%       7.06%        8.00%         9.09%        9.84%         9.09%          9.23%           9.68%          9.23%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  6.50%       7.65%        8.67%         9.85%        10.66%        9.85%          10.00%         10.48%         10.00%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------
  7.00%       8.24%        9.33%        10.61%        11.48%        10.61%         10.77%         11.29%         10.77%
---------- ------------ ------------- ------------ ------------- ------------- --------------- -------------- --------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

--------------------------------------------------------------------------------


                      1. If Your Taxable Income Bracket Is
------------------- ------------------ --------------- ----------------- ---------------- -----------------

                                  $0-       $25,351-        $61,401-          $128,101-        $278,451-
Single Return                  25,350        61,400         128,100            278,450          and over
------------------- ------------------ --------------- ----------------- ---------------- -----------------
                                  $0-       $42,351-        $102,301-         $155,951-        $278,451 -
Joint Return                   42,350       102,300          155,950           278,450          and over
-----------------------------------------------------------------------------------------------------------

                  2. Then Your Combined Income Tax Bracket Is
-----------------------------------------------------------------------------------------------------------
Federal
Tax Rate                 15.00%            28.00%           31.00%           36.00%            39.60%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
State
Tax Rate                  0.00%            0.00%            0.00%             0.00%            0.00%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
Combined Marginal
Tax Rate                 15.00%            28.00%           31.00%           36.00%            39.60%
-----------------------------------------------------------------------------------------------------------

      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
-----------------------------------------------------------------------------------------------------------

Tax Exempt                                   Equivalent Taxable Investment Yield
Yield                                         Requires to Match Tax Exempt Yield
------------------- ---------------------------------------------------------------------------------------
      2.00%               2.35%            2.78%            2.90%            3.13.%            3.31%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      2.50%               2.94%            3.47%            3.62%             3.91%            4.14%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      3.00%               3.53%            4.17%            4.35%             4.69%            4.97%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      3.50%               4.12%            4.86%            5.07%             5.47%            5.79%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      4.00%               4.71%            5.56%            5.80%             6.25%            6.62%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      4.50%               5.29%            6.25%            6.52%             7.03%            7.45%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      5.00%               5.88%            6.94%            7.25%             7.81%            8.28%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      5.50%               6.47%            7.64%            7.97%             8.59%            9.11%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      6.00%               7.06%            8.33%            9.38%             9.38%            9.93%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      6.50%               7.65%            9.03%            9.42%            10.16%            10.76%
------------------- ------------------ --------------- ----------------- ---------------- -----------------
      7.00%               8.24%            9.72%            10.14%           10.94%            11.59%
------------------- ------------------ --------------- ----------------- ---------------- -----------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


DAILY TAX FREE INCOME FUND, INC.
INDEPENDENT AUDITOR'S REPORT

================================================================================





The Board of Directors and Shareholders
Daily Tax Free Income Fund, Inc.


We have audited the accompanying statement of net assets of Daily Tax Free Income Fund, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Daily Tax Free Income Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



                                                     /s/ McGladrey & Pullen, LLP




New York, New York
November 26, 1997

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS
OCTOBER 31, 1997

================================================================================


     Face                                                                                             Value                 Standard
    Amount                                                                       Yield               (Note 1)       Moody's & Poor's
    ------                                                                       -----               --------       -------   ------
Variable Rate Demand Instruments -
Participations (c) (3.52%)
------------------------------------------------------------------------------------------------------------------------------------
 $  2,517,239   The Bank of New York LOC covering eight issues
                due 10-01-98 through 05-01-01                                  4.95% to 5.10%    $  2,517,239        P1       A1+
   14,398,695   Chase Manhattan Bank LOC covering twelve issues
                due 11-10-98 through 05-01-13                                  4.67% to 5.52%      14,398,695        P1       A1+
    1,320,021   The First National Bank of Maryland LOC covering six issues
                due 09-15-00 through 09-15-02                                     5.10%             1,320,021        P1       A1
      158,583   LaSalle National Bank LOC covering one issue due 07-01-00         5.10%               158,583        P1       A1+
    1,450,000   PNC Bank, N.A. LOC covering one issue due  07-01-03               6.90%             1,450,000        P1
 ------------                                                                                    ------------
   19,844,538   Total Variable Rate Demand Instruments - Participations                            19,844,538
 ------------                                                                                    ------------
Variable Rate Demand Instruments -
Private Placements (c) (14.47%)
------------------------------------------------------------------------------------------------------------------------------------
 $  1,472,000   Banc One Arizona LOC covering three issues
                due 01-01-99 through 04-01-05                                     5.52%          $  1,472,000        P1       A1
   12,946,000   Bank of Tokyo, Ltd. LOC covering four issues
                due 12-01-09 through 12-01-15                                  5.10% to 5.52%      12,946,000        P1       A1+
      215,832   Central Trust Company LOC Backed by Bank of New York
                LOC covering two issues due 01-01-99                              5.10%               215,832        P1       A1
    1,562,769   Comerica Bank - Detroit LOC covering four issues
                due 02-01-00 through 05-01-05                                     5.10%             1,562,769        P1       A1
    1,500,000   Credit Suisse LOC covering one issue due 12/01/00                 5.10%             1,500,000        P1       A1+
    6,000,000   Creditanstalt-Bankverein LOC covering two issues
                due 11-01-05 through 06-01-10                                     5.10%             6,000,000        P1       A1+
    2,000,000   Dresdner Bank AG LOC covering two issues
                due 12-28-14 through 08-01-15                                     5.10%             2,000,000        P1       A1+
    5,825,000   The First National Bank of Maryland LOC covering two issues
                due 07-01-04 through 12-01-20                                  3.85% to 5.52%       5,825,000        P1       A1
    3,095,305   The Huntington National Bank LOC covering two issues
                due 12-01-98 through 10-01-05                                  3.70% to 5.78%       3,095,305        P1       A1
    1,148,333   Key Bank, N.A. LOC covering one issue due 07-01-15                5.10%             1,148,333        P1       A1
      299,066   Nations Bank, N.A. LOC covering one issue due 12-01-99            5.52%               299,066        P1       A1
    3,196,000   PNC, N.A. LOC covering two issues due 12-01-00 through 06-30-02   5.52%             3,196,000        P1       A1+
    3,430,000   Norwest Bank, N.A. LOC covering three issues
                due 07-01-00 through 12-01-15                                  5.27% to 5.52%       3,430,000        P1       A1+


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

================================================================================


     Face                                                                                             Value                 Standard
    Amount                                                                       Yield               (Note 1)       Moody's & Poor's
    ------                                                                       -----               --------       -------   ------
Variable Rate Demand Instruments -
Private Placements (c) (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $ 23,069,200   Seattle-First National Bank
                LOC Backed by Bank of America NT & SA LOC
                covering eleven issues due 12-15-00 through 11-15-15              5.52%          $ 23,069,200        P1       A1
    1,455,000   State Street Bank & Trust Company
                LOC covering one issue due 01-01-02                               5.10%             1,455,000        P1       A1+
    1,600,000   Wells Fargo Bank, N.A. LOC covering two issues
                due 12-15-04 through 08-01-05                                     5.18%             1,600,000        P1       A1+
    4,000,000   York Bank and Trust covering one issue due 12-01-14 (b)           3.95%             4,000,000
    8,689,380   Zion's National Bank Liquidity Facility covering one issue
                due 12-10-15                                                      5.52%             8,689,380        P2       A2
 ------------                                                                                    ------------
   81,503,885   Total Variable Rate Demand Instruments - Private Placements                        81,503,885
 ------------                                                                                    ------------
                                                                                                                       Ratings (a)
                                                                                                                    ----------------
     Face                                                                       Maturity               Value                Standard
    Amount                                                                        Date     Yield      (Note 1)      Moody's & Poor's
    ------                                                                        ----     -----       -----        -------   ------
Other Tax Exempt Investments (15.12%)
------------------------------------------------------------------------------------------------------------------------------------
 $  9,075,000   Campbell County School District Number 1
                State of Wyoming TAW - Series 1997                               06/29/98   3.84%   $  9,089,230              SP-1+
   10,000,000   County of Los Angeles 1997-98 TRAN - Series A                    06/30/98   3.80      10,040,971     MIG-1    SP-1+
    8,500,000   District of Columbia TRAN
                LOC Union Bank of Switzerland/Morgan Guaranty Trust Company      09/30/98   3.82       8,546,686     VMIG-1   SP-1+
    5,000,000   Essex County, New Jersey BAN - Series A                          08/07/98   3.85       5,012,750     MIG-1
    4,490,000   GO Bond & GAN (City of Ankeny, Iowa) (b)                         06/01/98   3.84       4,498,714
    5,000,000   Michigan Municipal Bond Authority  Revenue Notes - Series B      07/02/98   3.75       5,022,251              SP-1+
    1,000,000   Middleton - Cross Plains Area School District, Wisconsin TRAN (b)08/26/98   3.96       1,001,929
    4,000,000   Pennsylvania State University - Series 1996A                     11/25/97   3.58       4,002,036     MIG-1
    2,300,000   Pennsylvania- Harris Madison
                Ind. School Corporation - Temp Time Warrants (b)                 12/31/97   3.65       2,301,409
    3,300,000   School District of Greenfield TRAN (b)                           09/30/98   3.90       3,315,781
    2,000,000   School District of Greenville County, South Carolina (b)         03/01/98   3.72       2,005,327
    5,000,000   School District of the City of Detroit, Wayne County, Michigan
                State School Aid Notes 1997                                      05/01/98   3.85       5,014,249              SP-1+
    2,500,000   State of California RAN                                          06/30/98   3.80       2,510,304     MIG-1    SP-1+
    5,000,000   State of New Mexico 1997-98 TRAN - Series 1997                   06/30/98   3.82       5,019,849     MIG-1    SP-1+

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
OCTOBER 31, 1997

================================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
     Face                                                                       Maturity               Value                Standard
    Amount                                                                        Date     Yield      (Note 1)      Moody's & Poor's
    ------                                                                        ----     -----       -----        -------   ------
Other Tax Exempt Investments (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $  2,500,000   State of Texas TRAN - Series 1997                                08/31/98   3.80%   $  2,517,869     MIG-1    SP-1+
    3,800,000   Sweetwater County School District #1
                State of Wyoming TAW - Series 1997                               06/30/98   3.85       3,805,963              SP-1
    5,000,000   The City of Jersey City (Hudson County, NJ)                      03/06/98   3.67       5,006,488              SP-1+
    2,750,000   Thomas County, Georgia TAN  (b)                                  12/31/97   3.81       2,751,690
    3,700,000   Weber County, Utah TRAN - Series 1997B (b)                       12/31/97   3.82       3,700,000
 ------------                                                                                       ------------
   84,915,000   Total Other Tax Exempt Investments                                                    85,163,496
 ------------                                                                                       ------------
Other Variable Rate Demand Instruments (c) (47.95%)
------------------------------------------------------------------------------------------------------------------------------------
 $  1,660,000   Baldwin County, GA (William Barnet and Son Project)
                LOC Fleet National Bank & Trust                                  12/01/99   4.02%   $  1,660,000              A1
    2,000,000   Butler County IDA (Lutheran Welfare) - Series 1996A
                LOC PNC Bank, N.A.                                               11/01/16   3.65       2,000,000              A1
    3,000,000   Carlton, WI PCRB - Project B (Wisconsin Power & Light)           09/01/05   4.00       3,000,000     VMIG-1   A1+
    3,700,000   Chelan County, Washington Public Utilities District #001
                (Chelan Hydro) - Series A
                MBIA Insured                                                     06/01/15   3.55       3,700,000     VMIG-1   A1+
    1,000,000   City of Jacksonville, FL PCR Refunding Business - Series 1995
                (Florida Power & Light Company Project)                          05/01/29   4.00       1,000,000     VMIG-1   A1
    4,130,000   Clarksville, TN Public Building Authority Pooled Financing RB
                LOC Nationsbank                                                  06/01/24   3.65       4,130,000              A1+
    5,000,000   Colorado HFA (Grant Plaza Project)
                LOC Bankers Trust Company                                        11/01/09   3.77       5,000,000     VMIG-1
    3,000,000   Connecticut EDA (Connecticut Light & Power) 1993A
                LOC Deutsche Bank, A.G.                                          09/01/28   3.60       3,000,000     VMIG-1   A1+
    2,250,000   County of Franklin, OH RB - Series 1997F
                (The Villas at Saint Therese Project) (b)
                LOC Fifth Third Bank                                             10/01/22   3.85       2,250,000
    7,050,000   Coweta County, GA Development Authority RB
                (Jack Eckerd Project) (b)
                LOC Union Bank of Switzerland                                    03/01/09   4.00       7,050,000
   14,600,000   DeKalb County, GA Housing Authority
                LOC Union Bank of Switzerland                                    12/01/07   3.65      14,600,000              A1+
    2,200,000   Delaware County, PA IDA - Series 1995 (British Petroleum)        10/01/19   4.00       2,200,000     P1       A1+
    1,200,000   Delaware County, PA IDA (British Petroleum)                      12/01/19   4.00       1,200,000     P1       A1+


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

================================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
     Face                                                                       Maturity               Value                Standard
    Amount                                                                        Date     Yield      (Note 1)      Moody's & Poor's
    ------                                                                        ----     -----       -----        -------   ------
Other Variable Rate Demand Instruments (c) (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $  5,000,000   Florida State Municipal Power Agency RB (Stanton Project)
                MBIA Insured                                                     10/01/19   3.65%   $  5,000,000              A1
   10,000,000   Hammond, LA IDB (Eckerds Warehouse Project)(b)
                LOC Union Bank of Switzerland                                    05/01/13   4.00      10,000,000
    5,000,000   Harris County, Texas
                Health Facility Development Corporation - Series 1994
                (Methodist Hospital)                                             12/01/25   4.00       5,000,000              A1+
    1,200,000   Hillsborough County, FL IDA PCR
                (Tampa Electric Company Cannon)                                  05/15/18   4.00       1,200,000     VMIG-1   A1+
    4,700,000   Illinois Charitabulls Development Finance Authority
                (James Jordan Boys & Girls Club & Family Life Center Project) - Series 1995
                LOC American National Bank & Trust /LaSalle National Bank        08/01/30   3.60       4,700,000              A1+
    6,000,000   Illinois IDFA Chicago Educational Television
                LOC Harris Trust & Savings Bank                                  11/01/14   3.60       6,000,000     VMIG-1
    5,400,000   Illinois Health Facility (Resurrection Hospital)                 05/01/11   4.00       5,400,000     VMIG-1
   19,400,000   Illinois Museum of Contemporary Art 1994
                LOC Northern Trust\Harris Trust\LaSalle\NB of Detroi             02/01/29   3.60      19,400,000     VMIG-1   A1+
   13,400,000   Illinois HFA  RB - Series 1995 (Northwestern Memorial Hospital)  08/15/25   4.00      13,400,000              A1+
    2,000,000   Irvine Ranch California Water District - Series B
                LOC Morgan Guaranty Trust Company                                10/01/09   3.60       2,000,000     VMIG-1   A1+
    3,000,000   Jackson County, MI EDC (Thrifty Leoni)
                LOC First National Bank of Chicago                               12/01/14   3.77       3,000,000     Aa3
    2,700,000   Jacksonville, Florida HFA HRB (Baptist Medical Center Project)
                MBIA Insured                                                     06/01/08   4.15       2,700,000     VMIG-1   A1+
    1,200,000   Jacksonville, Florida HFA (Baptist Health PPTY's Project)
                LOC Barnett Bank                                                 06/01/20   4.20       1,200,000              A1
    5,000,000   Kansas Department TRAN - Series - 1994B                          09/01/14   3.55       5,000,000     VMIG-1   A1+
    3,585,000   Maryland IDFA EDRB (The Barre School Facility)
                LOC Nationsbank                                                  07/01/14   3.65       3,585,000              A1+
    7,400,000   Massachusetts State HEFA RB (Harvard University)                 08/01/17   3.50       7,400,000     VMIG-1   A1+
    1,170,000   Mecklenberg County, NC (Aplix, Inc.) (b)
                LOC Wachovia Bank & Trust Co., N.A.                              12/01/99   3.60       1,170,000
    5,300,000   Michigan Strategic Fund PCR Consumers Power 1993A
                LOC Canadian Imperial Bank of Commerce                           06/15/10   4.00       5,300,000              A1+
    5,510,000   Missouri State HEFA (Barnes Hospital)
                LOC Morgan Guaranty Trust Company                                12/01/15   3.65       5,510,000     VMIG-1   A1+

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
OCTOBER 31, 1997

================================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
     Face                                                                       Maturity               Value                Standard
    Amount                                                                        Date     Yield      (Note 1)      Moody's & Poor's
    ------                                                                        ----     -----       -----        -------   ------
Other Variable Rate Demand Instruments (c) (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $  1,000,000   Monroe County, Michigan EDC LTD Obligation RB (Detroit Edison)
                LOC Barclays Bank                                                10/01/24   4.00%   $  1,000,000     P1
    8,000,000   Montgomery County, MD Housing Opportunity Commission
                LOC General Electric Capital Corporation                         11/01/07   3.75       8,000,000              A1+
    2,200,000   Montgomery County, TX
                (Houston Area Residential Center Project) - Series 1985
                LOC Banque Nationale                                             12/01/15   3.80       2,200,000              A1
    4,710,000   Montgomery County, MD EDC RB
                (Brooke Grove Foundations, Incorporated Facilities) - Series 1995
                LOC First National Bank of Maryland                              01/01/16   4.00       4,710,000              A1
    4,000,000   New Jersey Turnpike RB - Series 1991D
                LOC Societe Generale                                             01/01/18   3.25       4,000,000     VMIG-1   A1+
    1,000,000   New Mexico State Highway Commission Adjustable Tender
                Subordinate Lien Tax Revenue Highway Bonds - Series 1996
                FSA Insured                                                      06/15/11   3.60       1,000,000     VMIG-1   A1+
    2,400,000   Orange County, FL Health Facilities (Mayflower Project) '88
                LOC Rabobank Nederland                                           03/01/18   3.75       2,400,000              A1+
    2,600,000   Oyster Point, VA Development Corporation - Series 1991
                LOC Perpetual Savings                                            11/01/11   4.00       2,600,000              A1+
    5,000,000   Pasco County, FL School Board COP
                AMBAC Insured                                                    08/01/26   3.60       5,000,000     VMIG-1   A1+
    1,900,000   Peninsula Ports Authority Virginia Coal Term RB - 1987 C
                (Dominion Terminal Project)
                LOC Barclays Bank, PLC.                                          07/01/16   4.00       1,900,000     P1
    7,350,000   Phoenix, AZ IDA MHRB Refunding
                (Bell Square Apartments Project) - Series 1995
                LOC General Electric Capital Corporation                         06/01/25   3.80       7,350,000              A1+
    3,500,000   Phoenix, AZ IDA MHRB Refunding
                (Paradise Lake Apartment Projects) - Series 1995
                LOC General Electric Capital Corporation                         07/01/25   3.80       3,500,000              A1+
    4,500,000   Pinellas County, FL Health Facilities (Pooled Hospital Loan Project)
                LOC Chase Manhattan Bank                                         12/01/15   4.00       4,500,000     VMIG-1   A1
   12,400,000   Pitkin County, CO IDA (Aspen Skiing Co. Project) - Series A
                LOC First National Bank of Chicago                               04/01/16   4.00      12,400,000              A1+
    2,675,000   Polk County, FL IDA PCRB (IMC Fertilizer Incorporation Project)
                LOC Rabobank Nederland                                           02/01/00   3.65       2,675,000     P1

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------


===============================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
     Face                                                                       Maturity               Value                Standard
    Amount                                                                        Date     Yield      (Note 1)      Moody's & Poor's
    ------                                                                        ----     -----       -----        -------   ------
Other Variable Rate Demand Instruments (c) (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $  2,650,000   Prince Georges County, MD EDC RB (b)
                LOC Fleet National Bank & Trust                                  09/30/15   5.52%   $  2,650,000
    2,700,000   Roanoke, VA IDA Hospital - Series A (Carilion Health System)     07/01/27   4.00       2,700,000     VMIG-1   A1+
    2,875,000   St. Cloud, MN Commercial Development (Kelly Inn Project) (b)
                LOC First Bank of South Dakota                                   04/01/13   3.70       2,875,000
    7,500,000   St. Lucie County, FL PCRB (Florida Power & Light Project)        03/01/27   4.00       7,500,000     VMIG-1   A1+
    4,900,000   San Antonio, TX IDA (Rivercenter Project)
                LOC First Bank of South Dakota                                   12/01/12   3.65       4,900,000              A1
    2,900,000   Salina, KS (Dillards Project) (b)
                LOC First Bank of South Dakota                                   12/01/14   3.90       2,900,000
    2,130,000   County of Sarpy, NE PCR Refunding Bond
                (Allied Signal Inc. Project) - Series 1995                       07/01/13   3.75       2,130,000              A1
    2,000,000   Southgate, MI EDC EDRB (Trust Realty Corp. Project)
                LOC Bankers Trust Company                                        10/01/18   3.77       2,000,000              A1
    5,100,000   State of Ohio Environmental Improvement (U.S. Steel Corp. USX)
                LOC PNC Bank, N.A.                                               12/01/01   3.65       5,100,000     P1
    1,910,000   Terre Haute, IN EDRB (Westminster Village Terre Haute Inc.) (b)
                LOC Huntington National Bank                                     07/01/01   4.15       1,910,000
    5,500,000   Trust Receipts, State of California RAN - Series 1997            06/30/98   4.00       5,500,000     VMIG-1
    7,000,000   City of Valdez Alaska Marine Terminal TRAN - Series 1994B        05/01/31   3.75       7,000,000     VMIG-1   A1
    1,900,000   University of North Florida
                LOC First Union                                                  11/01/24   3.70       1,900,000     VMIG-1
 ------------                                                                                       ------------
  270,055,000   Total Other Variable Rate Demand Instruments                                         270,055,000
 ------------                                                                                       ------------
Put Bonds (d) (5.81%)
------------------------------------------------------------------------------------------------------------------------------------
 $  2,700,000   Alleghany, PA IDA - Series 1992A (Duquesne Light Company)
                LOC Canadian Imperial Bank of Commerce                           10/21/98   3.85%   $  2,700,000     P1       A1
    2,160,000   Butler County IDA (Lutheran Welfare) - Series 1996A
                LOC PNC Bank, N.A.                                               11/03/97   4.25       2,160,000              A1
    3,900,000   California Higher Education Loan Authority
                Student Loan Revenue 1991 - Series A
                LOC National Westminster Bank                                    07/01/98   4.00       3,900,000     VMIG-1
   10,000,000   Connecticut State Special Assessment Unemployment
                Compensation Advance RB - Series 1993C (CURBS)
                FGIC Insured                                                     07/01/98   3.90      10,000,000     VMIG-1   A1+
    9,945,000   DeKalb County, GA MHRB - Series 1985L
                LOC Amsouth Bank N.A.                                            12/01/97   3.90       9,945,000              A1+


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
OCTOBER 31, 1997
================================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
     Face                                                                       Maturity               Value                Standard
    Amount                                                                        Date     Yield      (Note 1)      Moody's & Poor's
    ------                                                                        ----     -----       -----        -------   ------
Put Bonds (d) (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $  4,000,000   Joliet Illinois Gas Supply Revenue - Peoples Gas & Light         10/01/98   3.87%   $  4,000,000     VMIG-1
 ------------                                                                                       ------------
   32,705,000   Total Put Bonds                                                                       32,705,000
 ------------                                                                                       ------------
Tax Exempt Commercial Paper (13.61%)
------------------------------------------------------------------------------------------------------------------------------------
 $  4,000,000   Baltimore, MD Metropolitan District BAN - Series 1995            03/05/98   3.70%   $  4,000,000     P1       A1+
    2,000,000   City of Burlington, KS Customized Purchase PCRB
                (Kansas City Power and Light Company Project) - Series 1987A
                LOC Toronto Dominion                                             02/19/98(d)3.75       2,000,000              A1+
    9,600,000   City of Burlington, KS Customized Purchase PCRB
                (Kansas City Power and Light Company Project) - Series 1987B
                LOC Toronto Dominion                                             12/09/97(d)3.65       9,600,000              A1+
   10,000,000   City of Houston, TX Water & Sewer System  -  Series A            02/10/98   3.80      10,000,000     P1       A1
   10,000,000   City of Houston, TX - Series A                                   12/17/97   3.75      10,000,000     P1       A1+
    8,000,000   Illinois HFA  Adjusted Demand RB
                (Victory Health Services Project) - Series 1989C
                LOC First National Bank of Chicago                               01/30/98(d)3.75       8,000,000     VMIG-1
    3,000,000   Intermountain Power Agency
                Revenue and Revenue Refunding Bonds
                LOC Swiss Bank Corporation                                       02/25/98   3.70       3,000,000     VMIG-1   A1+
    2,500,000   Lincoln County, WY PCRB
                (Pacific Corporation Project) - Series 1991
                LOC Union Bank of Switzerland                                    02/17/98(d)3.80       2,500,000     VMIG-1   A1+
    3,500,000   Municipal Gas Authority of Georgia Revenue Bonds - Series D
                (Southern Portfolio Project)
                LOC Wachovia Bank                                                11/19/97(d)3.65       3,500,000              A1+
    4,000,000   New York City Municipal Water Finance Authority - Series 3
                LOC Bank of Nova Scotia / Toronto Dominion Bank                  11/06/97   3.80       4,000,000     P1       A1+
    6,300,000   North Carolina Eastern Municipal Power Agency RB - Series 1988B
                (Power System RB)
                LOC Morgan Guaranty / Union Bank of Switzerland                  12/03/97(d)3.70       6,300,000     P1       A1+
    3,000,000   Special Fund of the Industrial Commission of Arizona
                FGIC Insured                                                     11/19/97   3.45       3,000,000     VMIG-1   A1
      500,000   Special Fund of the Industrial Commission of Arizona
                FGIC Insured                                                     11/19/97   3.80         500,000     VMIG-1   A1
    2,000,000   State of Connecticut HEFA RB - Series S
                (Yale University Issue)                                          11/05/97   3.50       2,000,000     VMIG-1   A1+


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------


================================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
     Face                                                                       Maturity               Value                Standard
    Amount                                                                        Date     Yield      (Note 1)      Moody's & Poor's
    ------                                                                        ----     -----       -----        -------   ------
Tax Exempt Commercial Paper (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $  4,250,000   State of Louisiana - Series 1991 - A
                LOC Credit Local de France                                       11/19/97   3.65%   $  4,250,000     VMIG-1   A1+
    4,000,000   State of Texas TRAN - Series 1997B                               04/06/98   3.70       4,000,000     P1       A1+
 ------------                                                                                       ------------
   76,650,000   Total Tax Exempt Commercial Paper                                                     76,650,000
 ------------                                                                                       ------------
                Total Investments (100.48%)(Cost $565,921,919+)                                      565,921,919
                Liabilities in Excess of Cash and Other Assets (-0.48%)                             (  2,686,372)
                                                                                                    ------------
                Net Assets (100.00%)                                                                $563,235,547
                                                                                                    ============
                Class A Shares, 390,013,358 Shares Outstanding (Note 3)                             $       1.00
                                                                                                    ============
                Class B Shares, 173,390,838 Shares Outstanding (Note 3)                             $       1.00
                                                                                                    ============
                +   Aggregate cost for federal income tax purposes is identical.



FOOTNOTES:

(a) The ratings noted for variable rate demand instruments are those of the bank whose letter of credit secures such instruments or the guarantor of the bond. P1 and A1+ are the highest ratings assigned for tax exempt commercial paper.

(b) Securities that are not rated which the Fund's Board of Directors has determined to be of comparable quality to the rated securities in which the Fund invests.

(c) Securities payable on demand at par including accrued interest (usually with seven days notice) and unconditionally secured as to principal and interest by a bank letter of credit. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown is the rate in effect at the date of this statement.

(d)  The maturity date indicated for the put bonds is the next put date.


KEY:
     BAN      =   Bond Anticipation Note                         IDB      =   Industrial Development Bond
     COP      =   Certificate of Participation                   IDFA     =   Industrial Development Finance Authority
     EDA      =   Economic Development Authority                 MHRB     =   Multifamily Housing Revenue Bond
     EDC      =   Economic Development Corporation               PCR      =   Pollution Control Revenue
     EDRB     =   Economic Development Revenue Bond              PCRB     =   Pollution Control Revenue Bond
     GAN      =   Grant Anticipation Note                        RAN      =   Revenue Anticipation Note
     GO       =   General Obligation                             RB       =   Revenue Bond
     HEFA     =   Hospital & Education Finance Authority         TAN      =   Tax Anticipation Note
     HFA      =   Housing Finance Authority                      TAW      =   Tax Anticipation Warrant
     HRB      =   Hospital Revenue Bond                          TRAN     =   Tax and Revenue Anticipation Note
     IDA      =   Industrial Development Authority


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

================================================================================


INVESTMENT INCOME

Income:

    Interest................................................................................   $  23,251,385
                                                                                               -------------
Expenses: (Note 2)
    Investment management fee...............................................................       1,916,931
    Administration Fee......................................................................       1,238,632
    Distribution fee (Class A)..............................................................       1,057,762
    Custodian expenses......................................................................          75,650
    Shareholder servicing and related shareholder expenses..................................         389,660
    Legal, compliance and filing fees.......................................................          79,421
    Audit and accounting....................................................................         147,980
    Directors' fees.........................................................................          28,007
    Other...................................................................................          23,438
                                                                                               -------------
      Total expenses........................................................................       4,957,481
      Expenses paid indirectly (Note 2).....................................................   (       6,750)
                                                                                               -------------
      Net expenses..........................................................................       4,950,731
                                                                                               -------------
Net investment income.......................................................................      18,300,654


REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments.....................................................        -0-
                                                                                               -------------
Increase in net assets from operations......................................................   $  18,300,654
                                                                                               =============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DAILY TAX FREE INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDING OCTOBER 31, 1997 AND 1996

================================================================================




                                                                          1997                     1996
                                                                    ----------------         ----------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income.........................................   $    18,300,654          $    20,241,886
    Net realized gain (loss) on investments.......................         -0-                (        95,536)
                                                                     ---------------          ---------------
    Increase in net assets from operations........................        18,300,654               20,146,350
Dividends to shareholders from net investment income
    Class A.......................................................   (    12,820,890)*        (    14,058,285)*
    Class B.......................................................   (     5,479,764)*        (     6,183,601)*
Capital share transactions (Note 3)
    Class A.......................................................   (    58,788,395)         (    10,229,577)
    Class B.......................................................        12,390,842          (     5,683,693)
                                                                     ---------------          ---------------
        Total increase (decrease).................................   (    46,397,553)         (    16,008,806)
Net assets:
    Beginning of year.............................................       609,633,100              625,641,906
                                                                     ---------------          ---------------
    End of year...................................................   $   563,235,547          $   609,633,100
                                                                     ===============          ===============

*   Designated as exempt-interest dividends for federal income tax purposes.


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DAILY TAX FREE INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

1. Summary of Accounting Policies.

Daily Tax Free Income Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund is a short term, tax exempt money market fund. The Fund has two classes of stock authorized, Class A and Class B. The Class A shares are subject to a service fee pursuant to the Distribution and Service Plan. The Class B shares are not subject to a service fee. Additionally, the Fund may allocate among its classes certain expenses to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class specific expenses of the Fund were limited to distribution fees and transfer agent expenses. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund. Distribution of Class B shares commenced November 23, 1992. The Fund's financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -
     Investments are valued at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. The maturity of variable rate demand instruments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment.

     b)  Federal  Income  Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax exempt and taxable income to its shareholders. Therefore, no
     provision   for  federal   income  tax  is  required.

     c) Dividends and Distributions -
     Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

     d) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     e) General -
     Securities transactions are recorded on a trade date basis. Interest income
     is  accrued  as  earned.   Realized   gains  and  losses  from   securities
     transactions are recorded on the identified cost basis.

2. Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management L.P. (Manager) at the annual rate of .325% of the Fund's average daily net assets not in excess of $750 million plus .30% of such assets in excess of $750 million.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



================================================================================

2. Investment   Management  Fees  and  Other   Transactions   with  Affiliates
   (Continued).

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets up to $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) entered into a Distribution Agreement and a Shareholder Servicing Agreement, only with respect to the Class A shares of the Fund. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund with respect only to the Class A shares, a fee equal to .25% of the Fund's average daily net assets.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $6,000 per annum plus $750 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $293,595 paid to Reich & Tang Services L.P., an affiliate of the Manager as servicing agent for the Fund. Also, included under this caption are expense offsets of $6,750.

3. Capital Stock.

At October 31, 1997, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $563,237,083. Transactions in capital stock, all at $1.00 per share, were as follows:

                                                     Year                                 Year
                                                     Ended                                Ended
                                               October 31, 1997                     October 31, 1996
                                               ----------------                     ----------------
Class A
Sold......................................      1,047,420,480                        1,485,899,847
Issued on reinvestment of dividends.......         11,105,086                           11,960,037
Redeemed..................................     (1,117,313,961)                      (1,508,089,461)
                                                -------------                        -------------
Net increase (decrease)...................     (   58,788,395)                      (   10,229,577)
                                                =============                        =============
Class B
Sold......................................        702,069,192                        1,028,483,308
Issued on reinvestment of dividends.......          4,978,557                            5,806,308
Redeemed..................................     (  694,656,907)                      (1,039,973,309)
                                                -------------                        -------------
Net increase (decrease)...................         12,390,842                       (    5,683,693)
                                                =============                        =============

4. Sales of Securities.

Accumulated undistributed realized losses at October 31, 1997 amounted to $1,536. Such losses may be carried forward to offset capital gains through October 31, 2004.

5. Financial Highlights.

Reference is made to page 2 of the Prospectus for the Financial Highlights.
--------------------------------------------------------------------------------

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits.

  (A)    Financial Statements:

         Included in Prospectus (Part A):

          (1) Table of Fees and Expenses

          (2) Financial Highlights


         Included in Statement of Additional Information (Part B):


          (1) Independent Auditor's Report dated November 26, 1997;

          (2) Statement of Net Assets at October 31, 1997 (audited);

          (3) Statement of Operations for the year ended October 31, 1997 (audited);

          (4) Statements of Changes in Net Assets for the year ended October 31, 1997 (audited); and

          (5) Notes to Financial Statements;

  (B)    Exhibits:

        **(1) Articles of Incorporation, as amended, of the Registrant.

         *(2) By-Laws of the Registrant.

          (3) Not applicable.

         +(4) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant.


        ++(5) Form of Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P.

       +++(6) Form of Distribution Agreement between the Registrant and Reich
              & Tang Distributors, Inc.

          (7) Not applicable.

       ***(8) Custody   Agreement   between  the  Registrant  and  Investors
              Fiduciary Trust Company.

      ****(9) Administrative  Services Contract between Registrant and Reich
              & Tang Asset Management L.P.

------------------
* Filed with the initial Registration Statement No. 2-78513, filed on July 22, 1982, and incorporated herein by reference.
** Filed with Post-Effective Amendment No. 19 to said Registration Statement on filed December 23, 1983, and incorporated by reference herein.
+ Filed with Pre-Effective Amendment No. 1 to said Registration Statement on filed November 3, 1982, and incorporated by reference herein.
*** Filed with Post-Effective Amendment No. 21 to said Registration Statement filed on February 28, 1995, and incorporated by reference herein.
**** Filed with Post-Effective Amendment No. 23 to said Registration Statement filed on February 28, 1996, and incorporated by reference herein.

++ Filed with Post-Effective Amendment No. 25 to said Registration Statement filed on February 26, 1997, and incorporated by referenced herein.
+++  Filed herewith.

   *(10) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to being registered, including their consent to the filing thereof and to the use of their name under the headings "Federal Income Taxes" and "Counsel and Auditors" in the Prospectus.

     (11) Consent of Independent Auditors.

     (12) Not applicable.

    *(13) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling.

     (14) Not applicable.


  +(15.1) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the
          Investment Company Act of 1940.

  +(15.2) Form of Shareholder Servicing Agreement between the Registrant and
          Reich & Tang Distributors, Inc.

++(15.3) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit 6.


 **(16) Power of Attorney of Principal Officers and Directors of Daily Tax Free Income Fund, Inc.

   (17)   Financial Data Schedule (for Edgar purposes only).


Item 25.      Persons controlled by or Under Common Control with Registrant.

              None.

Item 26.      Number of Holders of Securities.


                                                        Number of Record Holders
             Title of Class                               as of January 31, 1998
             --------------                              -----------------------


              Class A

              Common Stock                                        3,548
              (par value $.001)


              Class B

              Common Stock                                        1,285
              (par value $.001)



Item 27.      Indemnification.

     Registrant incorporates herein by reference the response to "Item 4" of Pre-Effective Amendment No. 1 of this Registration Statement filed with the Commission on November 3, 1982.

------------------
* Filed with Pre-Effective Amendment No. 1 to said Registration Statement filed on November 3, 1982, and incorporated by reference herein.
** Filed with Post-Effective Amendment No. 13 to said Registration Statement on February 28, 1991, and incorporated by reference herein.

+    Filed herewith.
++   See exhibit 6.

Item 28.      Business and Other Connections of Investment Adviser.


     The description of Reich & Tang Asset Management L.P. and Thornburg Management Co. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B,
respectively,   of  the  Registration   Statement  are  incorporated  herein  by
reference.

     The Registrant's investment advisor, Reich & Tang Asset Management L.P., is a registered investment advisor. Reich & Tang Asset Management L.P.'s investment advisory clients include Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in money market instruments; Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in equity securities. In addition, Reich & Tang Asset Management L.P. is the sole general partner of Alpha Associates L.P., August Associates, Reich & Tang Minutus L.P., Reich & Tang Minutus II L.P. Reich and Tang Equity Partnerships L.P., and Tucek Partners L.P., private investment partnerships organized as limited partnerships.


     Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds.
G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIC. Lorraine C. Hysler has been Secretary of Reich

& Tang Asset Management Inc. since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of New England
Investment Companies, L.P. from September 1993 until July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of Reich & Tang Asset Management Inc. since July 1994, President and Chief Operating Officer of the Capital Management Group of New England Investment Companies, L.P. from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of Reich & Tang Asset Management Inc. since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994, Mr. Duff is President and a Director of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily
Municipal Income Fund, Inc., President and Trustee of Florida Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President - Compliance of Reich & Tang Asset Management Inc. since July 1994, Vice President of Mutual Funds division of Reich & Tang Asset Management Inc. from September 1993 until July 1994, Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. Richard De Sanctis has been Vice President and Treasurer of Reich & Tang Asset Management Inc. since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of New England Investment Companies, L.P. from September 1993 until July 1994. Mr De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr De Sanctis was Vice President and
Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Tax Exempt Proceeds Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.



ITEM 29. Principal Underwriters.


     (a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal businesss address is 600 Fifth Avenue, New York, New York 10020.


                          Positions and Offices
                                  With             Positions and Offices
         Name               the Distributor             With Registrant



Peter S. Voss              President and Director         None
G. Neal Ryland             Director                       None
Edward N. Wadsworth        Executive Officer              None
Richard E. Smith III       President                      None
Peter DeMarco              Executive Vice President       None
Steven W. Duff             Director                       President and Director
Bernadette N. Finn         Vice President                 Secretary
Robert F. Hoerle           Managing Director              None
Lorraine C. Hysler         Secretary                      None
Richard De Sanctis         Treasurer                      Treasurer

Richard I. Weiner          Vice President                 None


         (c)      Not applicable.


Item 30. Location of Accounts and Records.


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at 600 Fifth Avenue, New York, New York 10020, the Registrant's Manager; and at Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri, 64105, the Registrant's custodian; and at Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's Transfer Agent and Dividend Disbursing Agent.


Item 31. Management Services.


         Not Applicable


Item 32. Undertakings.

         (a)      Not applicable.

         (b)      Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 1998.



                                                DAILY TAX FREE INCOME FUND, INC.



                                                By:/s/Steven W. Duff
                                                      Steven W. Duff
                                                        President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURE                              CAPACITY                    DATE


(1)  Principal Executive Officer



     /s/Steven W. Duff

     Steven W. Duff                         President and Director      02/26/98



(2)  Principal Financial and
     Accounting Officer



    /s/Richard De Sanctis

    Richard De Sanctis                       Treasurer                  02/26/98



(3)   Majority of Directors

         W. Giles Mellon               (Director)
         Robert Straniere              (Director)
         Yung Wong                     (Director)


By: /s/Bernadette N. Finn
       Bernadette N. Finn

      Attorney-in-Fact*                                                 02/26/98


* Power of Attorney filed as Exhibit 16 to Post - Effective Amendment number 13 to said Registration Statement on February 28, 1991, and is incorporated herein by reference.